Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events
17	Subsequent events

The Company has assessed all subsequent events through October 23, 2024, which is the date that these consolidated financial statements are issued and other than the following, there are no further material subsequent events that require disclosure in these consolidated financial statement.

(a) Incorporation of a new subsidiary

On August 2, 2024, the Company incorporated a new subsidiary in Singapore, namely RGTC Pte Ltd.

(b) Issuance of new shares to Maxim Partners LLC

On September 12, 2024, the Company issued 107,555 Class A Ordinary Shares to Maxim Partners LLC upon its cashless exercise of representative’s warrants that were issued to Maxim in connection with the Company’s IPO.

(c) Completion of public offering

On September 26, 2024, Ryde Group Ltd entered into a placement agency agreement with Maxim Group LLC as the exclusive placement agent for an offering of 5,300,000 units, each consisting of one Class A Ordinary Share and one warrant to purchase a Class A Ordinary Share at $0.85 per unit. The Company also entered into a securities purchase agreement with purchasers and a warrant agency agreement with VStock Transfer LLC. The offering was registered with the SEC on Form F-1 (Registration No. 333-282076), declared effective on September 25, 2024, and closed on September 27, 2024. The Company paid Maxim Group LLC a 7.0% cash fee of gross proceeds and agreed to restrictions on future share issuance for six months post-closing. The warrants, exercisable immediately, have a five-year expiry and ownership limitations. In this offering, the Company received gross proceeds in the amount of US$4.5 million before deducting any underwriting discount or expenses.